VANGUARD(R) GROWTH EQUITY FUND

ANNUAL REPORT
SEPTEMBER 30, 2002


[THE VANGUARD GROUP LOGO]

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan
Chairman and Chief Executive Officer

                                                         [PHOTO JOHN J. BRENNAN]
                                                             /S/ JOHN J. BRENNAN

--------------------------------------------------------------------------------
Summary

* Vanguard Growth Equity Fund returned -23.1% during the 12 months ended September 30, 2002.

* The fund's disappointing decline was deeper than those of its comparative measures and the broad stock market.

* The weakness in stocks persisted during the 12 months amid continuing questions about corporate misdeeds, a drop in profitability at many companies, and concern about tension in the Middle East and the possibility of war with Iraq.


Contents

 1    Letter from the Chairman

 5    Report from the Adviser

 7    Fund Profile

 8    Glossary of Investment Terms

 9    Performance Summary

10    Your Fund's After-Tax Returns

11    Financial Statements

20    Advantages of Vanguard.com

--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN


Fellow Shareholder,

During its 2002 fiscal year, Vanguard(R) Growth Equity Fund returned a disappointing -23.1%. The fund's decline was the result of the awful performance of growth-oriented stocks in general, and technology and health care shares in particular.
     As shown in the table below, the fund's total return was slightly below that of its comparative measures and well below that of the broad U.S. stock market, which is represented by the Wilshire 5000 Total Market Index. We're grateful to you for staying the course with the Growth Equity Fund through the stock market's most difficult stretch in decades.
     The change in the fund's net asset value is detailed on page 4. If you own Vanguard Growth Equity Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 10.


-----------------------------------------
2002 TOTAL RETURNS      FISCAL YEAR ENDED
                             SEPTEMBER 30
-----------------------------------------

VANGUARD GROWTH EQUITY FUND        -23.1%
Average Large-Cap Growth Fund*     -22.2
Russell 1000 Growth Index          -22.5
Wilshire 5000 Index                -17.5
-----------------------------------------
*Derived from data provided by Lipper Inc.



Stock Prices Fell Amid Valuation Worries, Economic Struggles, Talk of War

The 12 months ended September 30 were a bleak period for equity investors. The overall stock market, which was about one-third below its March 2000 peak when the period began, rebounded 12.4% in the fourth calendar quarter of 2001. But investors who hoped that a recovery was at hand were soon disappointed. Stocks were flat in the first quarter of 2002 and fell sharply in the second and third quarters.
     For the full fiscal year, the Wilshire 5000 Index registered a total return of -17.5%. From the stock market's peak in early 2000 through September 30, the index lost nearly half its value.
     Price declines were not uniform in the 12-month period, but they were widespread. Growth stocks--generally, shares in companies expected to record above-average earnings--led the market lower, as they have done since the beginning of the bear market. The Russell 3000 Growth Index returned -22.2%. Value stocks did not do much better; the Russell 3000 Value Index returned -15.9%.
     Large-capitalization stocks, as measured by the Russell 1000 Index, returned -19.5%. Small-caps fared better, returning -9.3%, as tracked by the Russell 2000 Index.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2002

                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -19.5%        -12.1%         -1.5%
Russell 2000 Index (Small-caps)                -9.3          -4.1          -3.2
Wilshire 5000 Index (Entire market)           -17.5         -11.7          -2.0
MSCI All Country World Index Free
 ex USA (International)                       -13.1         -13.6          -5.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     8.6%          9.5%          7.8%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index             9.5           8.6           6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      2.0           4.2           4.5
================================================================================
CPI
Consumer Price Index                            1.5%          2.5%          2.3%
--------------------------------------------------------------------------------

     Investors had many reasons to be skittish. Between September 2001 and June 2002, after-tax corporate profits were more than 10% lower each quarter than they had been in the same periods a year earlier. Depressed earnings have made stocks seem expensive to some investors, despite the many months of price declines. The economic backdrop did little to boost investor confidence. After contracting during the first three quarters of 2001, the U.S. economy emerged from recession. Yet economic activity increased at only a modest pace during the fiscal year, and some economists said a "double-dip" recession was possible. Oil prices rose as talk of war with Iraq heated up during the summer, prompting concern about the potential disruption of oil supplies.

* High-Quality Bonds Delivered Terrific Results

The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 8.6% during the period, as plunging interest rates pushed many bond prices higher. U.S. Treasury and government agency bonds delivered better results than corporate bonds because investors preferred issues with high credit quality in light of the economic uncertainty. The 3-month Treasury bill yielded 1.55% at the end of the period, down from 2.37% a year earlier. The 10-year Treasury note yielded 3.59%, down from 4.59%.

Stock Selection, Tech Plunge Cost Fund in Fiscal 2002

The stock market's most difficult stretch in decades continued during the 12 months ended September 30, dealing a severe blow to Vanguard Growth Equity Fund. Stocks of all sizes and styles suffered during the period, but the performance of growth-oriented shares was particularly bad.
     As indicated in the table on page 1, the fund's return lagged that of its average peer by about 1 percentage point, was about half a point behind that of the Russell 1000 Growth Index, and was more than 5 percentage points below that of the broad stock market. The second half of the fiscal year was an especially tough period for the fund. Through the first six months of the period, Growth Equity returned 13.5%. However, from the end of March through the end of September, the fund declined -32.2%.
     As you may know, performance differences between the fund and the Russell 1000 Growth Index are typically the result of the fund adviser's selection of individual securities; the fund's sector weightings are generally similar to those of the index. Your fund's shortfall to the index during fiscal 2002 was due, in part, to subpar selections among financial services and health care stocks, which together accounted for an average of 35% of the fund's assets during the period. (For example, American International Group, the insurance giant that was one of the fund's ten largest holdings six months ago, returned -29.7% during the 12 months; and pharmaceutical giant Wyeth, also in the top ten in March, returned -44.5% for the fiscal year.)
     Also hurting performance was the poor result of the fund's technology stocks, which dropped -31.9% for the 12 months, though this was in line with the index's tech shares.
     Among the biggest overall contributors to the fund's decline during the fiscal year were tech heavyweights Intel (-31.8%), Cisco Systems (-14.0%), and Texas Instruments (-40.7%); drugmaker Pfizer (-26.7%); and, in the consumer discretionary area, Home Depot (-31.6%).
     For details on individual securities, see the Report from the Adviser on page 5.



Your Fund's Longer-Term Record Is Solid, but Behind Its Peers

Since its launch in 1992, the fund has provided a solid average annual return of 6.6%. However, this long-term record falls a bit short of that of its comparative measures and is more than 2 percentage points below that of the broad U.S. stock market. The adjacent table shows how the difference has affected the growth of a hypothetical $10,000 investment in each of these measures.
     It's important to understand that even when the stock market recovers--and it will at some point--the Growth Equity Fund will continue to be a volatile investment. At times, its aggressive nature will result in terrific returns. (The fund earned 38.2% in fiscal 1999 and 51.1% in 2000.) But shareholders should expect

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              SEPTEMBER 30, 2002
                                              ----------------------------------
                                               AVERAGE            FINAL VALUE OF
                                                ANNUAL                 A $10,000
                                                RETURN        INITIAL INVESTMENT
--------------------------------------------------------------------------------
Growth Equity Fund*                                6.6%                  $18,911
Average Large-Cap Growth Fund                      7.4                    20,418
Russell 1000 Growth Index                          6.7                    19,111
Wilshire 5000 Index                                8.7                    23,000
--------------------------------------------------------------------------------
*Prior to June 12,  2000,  the fund was  organized as the Turner  Growth  Equity
Fund.

occasional rocky periods--though, we hope, not nearly so rocky as the past two fiscal years--as the markets rise and fall and as the fund's investment adviser seeks out fast-growing companies for its portfolio.
     Though we cannot predict Growth Equity's future performance, we are confident that the fund will perform well versus similar funds because of the skill of its investment adviser, Turner Investment Partners, and its low costs. In fiscal 2002, the fund's expense ratio--operating costs as a percentage of average net assets--was 0.58%, or $5.80 per $1,000 invested. The fund's average competitor charged 1.52% per year, well over twice as much. Low expenses help us in our effort to outpace competing funds by serving as a head start, year after year.

Building Wealth Involves Taking Risk

Investors today probably don't need a reminder that investing involves considerable risk. But we think it's important to bear in mind that it is necessary to assume some risk to build long-term wealth. Stocks have provided superior long-term returns precisely because they entail substantial risk. Investors who avoid the risk of interim downturns open themselves up to the very real risk of failing to meet long-term investment goals.
     We've always advocated--and will continue to advocate--diversifying your investment program as a way to control the amount of risk that you take while enabling you to reap some of the rewards that the financial markets have to offer.


Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

October 11, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE        SEPTEMBER 30, 2001-SEPTEMBER 30, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                --------------------------------

                                STARTING        ENDING       INCOME      CAPITAL
                             SHARE PRICE   SHARE PRICE    DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Growth Equity Fund                 $8.23         $6.33        $0.00        $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER


The 12-month period ended September 30, 2002, was one of the worst for growth stocks in modern times. Investors were extremely downbeat, and concerns about accounting irregularities, corporate integrity, earnings, terrorism, possible war with Iraq, and stock valuations combined to pummel an increasingly volatile stock market. During the period, Vanguard Growth Equity Fund returned -23.1%, underperforming both the Russell 1000 Growth Index (-22.5%) and the Wilshire 5000 Total Market Index (-17.5%).


Down Markets Are Very Difficult for the Growth Equity Fund

Overall, the pattern of the Growth Equity Fund's performance was about what we expected: The fund should do relatively well in rising markets and should underperform in falling markets. This is because we buy the stocks of companies whose earnings we think will exceed expectations over time. These tend to be stocks with relatively high price/earnings ratios, which do poorly--in both absolute and relative terms--in bear markets. Conversely, as investors become more optimistic about the earnings outlook for corporate America, valuations matter less, and these same stocks tend to lead market upswings.
     As for Growth Equity's holdings during fiscal 2002, four of our ten sector positions outperformed their corresponding Russell 1000 Growth Index sectors.
     Our financial services and technology holdings, with a combined weighting of about 36% of assets on average, detracted the most from our results. Both sectors recorded double-digit losses that were slightly larger than those of the index sectors. In general, financial services and tech stocks were battered owing to investor worries about weak earnings reports and reduced capital spending for hardware, software, and services.
     Our holdings in the consumer discretionary sector, which averaged more than a fifth of assets, helped us most in relative terms; they declined -12%, compared with about -20% for the index sector. Those holdings consisted mainly of e-commerce, media, and retailing stocks. Our auto & transportation holdings produced the fund's only positive sector return, but since the group represented just 1% of assets, its 18% gain had only a minor impact. The fund's utilities/communication stocks recorded the biggest loss.
     Despite the disappointing results, we derive some small comfort from the fact that we were able to avoid many of the spectacular declines that devastated companies such as WorldCom, Qwest Communications, and Enron. These blowups reinforced the negative market sentiment and contributed to the decline in tech stocks.

                                              ----------------------------------
                                                           Investment Philosophy

                                              The adviser believes that superior
                                               long-term results can be achieved
                                                 by emphasizing stocks that have
                                               above-average earnings prospects.
                                              ----------------------------------

Our Outlook

Going forward, we think the worst bear market in three decades may come to an end over the next 12 months. As the saying goes, bull markets create geniuses and bear markets create idiots. This bear market has certainly made some investors, including professionals, look stupid. And we've made our own share of mistakes, such as not envisioning the magnitude of the market's decline over the past two years.
     Nevertheless, we think it would be a big mistake to remain bearish on stocks at this point. In our judgment, the market has considerably more upside potential than downside potential. Here are three reasons why:
* The stock market has been so distinctly negative that it suggests to us that a rebound may be imminent. The market has endured four consecutive losing years only once before: the Depression-era stretch from 1929 through 1932. We think the current losing streak will end at three years, in 2002, as it becomes evident that earnings are gradually improving. And although recent headlines in the business press may indicate otherwise, the earnings prospects of corporate America are good. The consensus forecast of Wall Street analysts is that the average earnings per share for companies in the Russell 1000 Growth Index will rise 16.0% over the next 12 months, according to I/B/E/S International, a financial-data company.
* The return potential of stocks--as represented by the difference between the earnings yield of the S&P 500 Index (based on projected earnings over the next 12 months) and the yield of the 10-year Treasury--is uncommonly attractive, in our estimation. As of September 30, the earnings yield of the S&P 500 stood at 6.10%, compared with the 3.59% yield of the 10-year Treasury.
* For the first time in years, corporations and corporate insiders--executives and board members--are buying more shares of company stock than they are selling. This is an indication that share prices are generally compelling, and historically it has been a reliable "buy" signal. We believe that our holdings offer strong prospective earnings power. As a group, they are expected to increase their per-share earnings by 21.1% over the next 12 months, according to I/B/E/S. We remain true to our investment process, and we will continue to focus on selecting stocks with the strongest earnings potential in all sectors of the market. Currently, we are emphasizing stocks of companies whose earnings tend to pick up early in an economic recovery, such as those of semiconductor, paper, software, and retailing companies with strong brands.


Bob Turner, Chairman and Chief Investment Officer
Turner Investment Partners                                      October 15, 2002

Fund Profile                                            As of September 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 8.


GROWTH EQUITY FUND
-----------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                         COMPARATIVE        BROAD
                                 FUND         INDEX*      INDEX**
-----------------------------------------------------------------
Number of Stocks                   95            575        5,732
Median Market Cap              $23.5B         $51.1B       $24.8B
Price/Earnings Ratio            30.7x          23.6x        22.0x
Price/Book Ratio                 4.0x           4.2x         2.4x
Yield                            0.2%           1.2%         1.8%
Return on Equity                23.3%          25.9%        21.3%
Earnings Growth Rate            13.2%          13.8%         9.3%
Foreign Holdings                 2.0%           0.0%         0.3%
Turnover Rate                    273%             --           --
Expense Ratio                   0.58%             --           --
Cash Investments                 0.7%             --           --
-----------------------------------------------------------------

-----------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Pfizer, Inc.                                                4.1%
        (pharmaceuticals)
Microsoft Corp.                                             3.8
        (software)
The Coca-Cola Co.                                           3.6
        (beverage)
Intel Corp.                                                 2.7
        (electronics)
Wal-Mart Stores, Inc.                                       2.6
        (retail)
Procter & Gamble Co.                                        2.5
        (consumer products)
Amgen, Inc.                                                 2.5
        (biotechnology)
Medtronic, Inc.                                             2.4
        (health care)
Cisco Systems, Inc.                                         2.1
        (computer hardware)
General Electric Co.                                        1.9
        (conglomerate)
-----------------------------------------------------------------
Top Ten                                                    28.2%
-----------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-----------------------------------------------------------------
VOLATILITY MEASURES
                               COMPARATIVE                 BROAD
                      FUND           INDEX*    FUND       INDEX**
-----------------------------------------------------------------
R-Squared             0.90             1.00    0.82          1.00
Beta                  1.17             1.00    1.54          1.00
-----------------------------------------------------------------


----------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                            COMPARATIVE         BROAD
                             FUND                INDEX*       INDEX**
----------------------------------------------------------------------
Auto & Transportation        1.1%                  1.3%          2.9%
Consumer Discretionary       21.2                  16.9          15.5
Consumer Staples             11.3                  11.4           8.0
Financial Services           12.6                  12.6          22.8
Health Care                  27.7                  27.4          14.5
Integrated Oils               1.0                   0.1           3.8
Other Energy                  0.0                   1.1           2.1
Materials & Processing        0.6                   0.9           3.8
Producer Durables             2.5                   2.7           3.9
Technology                   18.0                  18.0          11.4
Utilities                     0.6                   0.5           6.4
Other                         3.4                   7.1           4.9
----------------------------------------------------------------------


---------------------------
INVESTMENT FOCUS

MARKET CAP            LARGE
STYLE                GROWTH
---------------------------



                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

*Russell 1000 Growth Index.
**Wilshire 5000 Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's comparative index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------

Performance Summary                                     As of September 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


GROWTH EQUITY FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1992-SEPTEMBER 30, 2002



PERIOD    GROWTH        AVERAGE       RUSSELL       WILSHIRE
          EQUITY FUND   LARGE-CAP      1000         5000
                        GROWTH FUND   GROWTH INDEX  INDEX
199209    10000         10000         10000         10000
199212    11106         10908         10697         10728
199303    11579         11022         10607         11185
199306    11782         11079         10443         11269
199309    12664         11710         10597         11725
199312    12815         11901         11007         11939
199403    12040         11457         10522         11493
199406    11536         11116         10415         11404
199409    12284         11841         11216         12023
199412    11952         11640         11300         11931
199503    12548         12517         12376         13008
199506    13540         13944         13593         14223
199509    14818         15253         14826         15523
199512    15533         15454         15502         16280
199603    16095         16288         16334         17194
199606    17582         17111         17373         17952
199609    18213         17847         17999         18460
199612    18520         18628         19086         19733
199703    18027         18505         19188         19861
199706    21104         21856         22817         23215
199709    24152         24017         24532         25480
199712    24329         23842         24905         25908
199803    27300         27424         28678         29343
199806    29336         28952         29980         29915
199809    26739         25967         27257         26316
199812    33592         32916         34544         31978
199903    36313         35717         36741         33185
199906    37314         36932         38155         35775
199909    36941         35798         36757         33409
199912    51595         45454         45999         39512
200003    58437         49318         49277         41020
200006    56465         46663         47947         39181
200009    55808         46656         45368         39245
200012    39675         38067         35684         35191
200103    29308         30780         28226         30849
200106    32266         32333         30602         33154
200109    24588         26234         24662         27883
200112    28800         29331         28396         31333
200203    27904         28954         27662         31634
200206    22646         24078         22496         27645
200209    18911         20418         19111         23000





                                        AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED SEPTEMBER 30, 2002
                                -------------------------------------FINAL VALUE
                                    ONE      FIVE          TEN      OF A $10,000
                                   YEAR     YEARS        YEARS        INVESTMENT
--------------------------------------------------------------------------------
Growth Equity Fund                -23.09%    -4.77%     6.58%           $18,911
Average Large-Cap Growth Fund*     -22.17     -3.19      7.40            20,418
Russell 1000 Growth Index          -22.51     -4.87      6.69            19,111
Wilshire 5000 Index                -17.51     -2.03      8.69            23,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1992-SEPTEMBER 30, 2002

Fiscal Year     Growth Equity Fund      Russell 1000 Growth Index
   1993                 26.6%                        6.0%
   1994                 -3.0                         5.8
   1995                 20.6                        32.2
   1996                 22.9                        21.4
   1997                 32.6                        36.3
   1998                 10.7                        11.1
   1999                 38.2                        34.9
   2000                 51.1                        23.4
   2001                -55.9                       -45.6
   2002                -23.1                       -22.5

--------------------------------------------------------------------------------





*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 16 for capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2002
                                        ONE YEAR        FIVE YEARS     TEN YEARS
                                        ----------------------------------------
Growth Equity Fund
Returns Before Taxes                      -23.09%           -4.77%         6.58%
Returns After Taxes on Distributions      -23.09            -7.86          3.77
Returns After Taxes on Distributions
        and Sale of Fund Shares           -14.17            -3.19          5.47
================================================================================

FINANCIAL STATEMENTS                                    AS OF SEPTEMBER 30, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
GROWTH EQUITY FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.3%)
--------------------------------------------------------------------------------
AUTO & Transportation (1.0%)
  Harley-Davidson, Inc.                         112,540                  5,227

CONSUMER DISCRETIONARY (21.1%)
  Wal-Mart Stores, Inc.                         263,990                 12,999
  Lowe's Cos., Inc.                             180,870                  7,488
* Viacom Inc. Class B                           180,610                  7,324
* Kohl's Corp.                                  114,320                  6,952
* eBay Inc.                                     118,100                  6,237
* Clear Channel Communications, Inc.            170,060                  5,910
* Starbucks Corp.                               286,310                  5,909
* Amazon.com, Inc.                              337,310                  5,373
* AOL Time Warner Inc.                          447,010                  5,230
* Electronic Arts Inc.                           77,050                  5,082
* International Game Technology                  61,730                  4,268
  Gannett Co., Inc.                              55,690                  4,020
* Bed Bath & Beyond, Inc.                       102,650                  3,343
* Williams-Sonoma, Inc.                         135,970                  3,213
* MGM Mirage, Inc.                               80,270                  2,994
* Best Buy Co., Inc.                            129,410                  2,887
* ChoicePoint Inc.                               80,930                  2,884
* CDW Computer Centers, Inc.                     61,170                  2,591
* Apollo Group, Inc. Class A                     58,220                  2,529
* Coach, Inc.                                    93,060                  2,382
* Hotels.com Class A                             38,960                  1,971
  Newell Rubbermaid, Inc.                        62,360                  1,925
* Michaels Stores, Inc.                          40,720                  1,861
                                                                       -------
                                                                       105,372
                                                                       -------

CONSUMER STAPLES (11.2%)
  The Coca-Cola Co.                             376,090                 18,037
  Procter & Gamble Co.                          138,570                 12,385
  Colgate-Palmolive Co.                         106,110                  5,725
  CVS Corp.                                     208,060                  5,274
  Walgreen Co.                                  167,260                  5,145
  ConAgra Foods, Inc.                           145,940                  3,627
* Whole Foods Market, Inc.                       80,140                  3,433
* Dean Foods Co.                                 65,390                  2,601
                                                                        ------
                                                                        56,227
                                                                        ------

FINANCIAL SERVICES (12.5%)
  American International
    Group, Inc.                                 169,400                  9,266
  American Express Co.                          187,790                  5,855
  MBNA Corp.                                    309,670                  5,692
  Fifth Third Bancorp                            83,730                  5,127
  Wells Fargo & Co.                             105,460                  5,079
  The Goldman Sachs Group, Inc.                  72,050                  4,757
* Affiliated Computer Services, Inc.
    Class A                                     100,880                  4,292
  AFLAC Inc.                                    130,710                  4,012
* SunGard Data Systems, Inc.                    188,350                  3,663
* Fiserv, Inc.                                  127,920                  3,592
  Bear Stearns Co., Inc.                         58,210                  3,283
  Charles Schwab Corp.                          335,530                  2,919
  H & R Block, Inc.                              61,840                  2,598
  First Data Corp.                               88,450                  2,472
                                                                        ------
                                                                        62,607
                                                                        ------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
GROWTH EQUITY FUND                               SHARES                   (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.3%)
--------------------------------------------------------------------------------
HEALTH CARE (27.5%)
  BIOTECH RESEARCH & Production (4.3%)
* Amgen, Inc.                                   295,010                 12,302
* IDEC Pharmaceuticals Corp.                    132,430                  5,498
* Cephalon, Inc.                                 92,360                  3,770

DRUGS & Pharmaceuticals (10.8%)
  Pfizer, Inc.                                  700,199                 20,320
* Forest Laboratories, Inc.                      97,420                  7,989
  Abbott Laboratories                           192,480                  7,776
  AmerisourceBergen Corp.                        95,380                  6,812
* Gilead Sciences, Inc.                          97,230                  3,260
* MedImmune Inc.                                153,740                  3,209
  Teva Pharmaceutical
  Industries Ltd. Sponsored ADR                  37,790                  2,532
* Shire Pharmaceuticals
  Group PLC ADR                                  87,380                  2,164

ELECTRONICS--MEDICAL SYSTEMS (2.4%)
Medtronic, Inc.                                 284,650                 11,989

HEALTH & Personal Care (2.5%)
* Anthem, Inc.                                  136,830                  8,894
* Express Scripts Inc.                           69,720                  3,801

HEALTH CARE FACILITIES (2.4%)
  HCA Inc.                                      140,700                  6,699
* Tenet Healthcare Corp.                        108,625                  5,377

HEALTH CARE MANAGEMENT SERVICES (0.7%)
* Mid Atlantic Medical Services, Inc.            91,620                  3,317

MEDICAL & Dental Instruments & Supplies (4.4%)
* Boston Scientific Corp.                       210,260                  6,636
* St. Jude Medical, Inc.                        183,490                  6,551
* Zimmer Holdings, Inc.                         118,150                  4,530
* Henry Schein, Inc.                             82,010                  4,326
                                                                      --------
                                                                       137,752
                                                                      --------

INTEGRATED OILS (1.0%)
  Occidental Petroleum Corp.                     89,700                  2,546
  ExxonMobil Corp.                               77,100                  2,460
                                                                         -----
                                                                         5,006
                                                                         -----
MATERIALS & Processing (0.6%)
Air Products & Chemicals, Inc.                   66,590                  2,797


PRODUCER DURABLES (2.5%)
  Nokia Corp. ADR                               396,960                  5,260
* Alliant Techsystems, Inc.                      56,930                  3,942
* Applied Materials, Inc.                       274,550                  3,171
                                                                        ------
                                                                        12,373
                                                                        ------

TECHNOLOGY (17.9%)
* Microsoft Corp.                               436,470                 19,091
  Intel Corp.                                   977,792                 13,582
* Cisco Systems, Inc.                           992,100                 10,397
* Dell Computer Corp.                           360,640                  8,479
* QUALCOMM Inc.                                 277,650                  7,669
* L-3 Communications Holdings, Inc.              98,690                  5,201
* Symantec Corp.                                122,600                  4,128
  Texas Instruments, Inc.                       268,290                  3,963
* Jabil Circuit, Inc.                           223,280                  3,300
* EMC Corp.                                     679,940                  3,107
* Xilinx, Inc.                                  185,870                  2,944
* Intuit, Inc.                                   57,380                  2,613
* Network Appliance, Inc.                       341,690                  2,505
* Mercury Interactive Corp.                     137,710                  2,363
* MicroStrategy Inc.                                 81                      1
                                                                        ------
                                                                        89,343
                                                                        ------

UTILITIES (0.6%)
* NEXTEL Communications, Inc.                   364,410                  2,751

Other (3.4%)
  General Electric Co.                          376,608                  9,283
  Tyco International Ltd.                       217,060                  3,061
  3M Co.                                         22,170                  2,438
* SPX Corp.                                      21,900                  2,210
                                                                        ------
                                                                        16,992
                                                                        ------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $573,114) 496,447
--------------------------------------------------------------------------------
                                                   FACE
                                                 AMOUNT
                                                   (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.1%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.95%, 10/1/2002                               $6,150                  6,150
  1.95%, 10/1/2002--Note G                        4,500                  4,500
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $10,650)                                                         10,650
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
 (Cost $583,764)                                                       507,097
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        MARKET
                                                                        VALUE*
                                                                         (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)

  Receivables for Investment Securities Sold                          $ 12,935
  Other Assets--Note C                                                   1,122
  Payables for Investment Securities Purchased                         (15,078)
  Other Liabilities--Note G                                             (5,965)
                                                                       -------
                                                                       (6,986)
                                                                       -------
================================================================================
NET ASSETS (100%)
================================================================================
Applicable to 79,018,848 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                             $500,111
================================================================================
NET ASSET VALUE PER SHARE                                                $6.33
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                 AMOUNT                    PER
                                                  (000)                  SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                              $1,301,767                 $16.47
Undistributed Net
  Investment Income                                 592                    .01
Accumulated Net
  Realized Losses--Note E                      (725,581)                 (9.18)
Unrealized Depreciation--Note F                 (76,667)                  (.97)
--------------------------------------------------------------------------------
NET ASSETS                                    $ 500,111                 $ 6.33
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                            GROWTH EQUITY FUND
                                                 YEAR ENDED SEPTEMBER 30, 2002
                                                                         (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                              $ 3,666
Interest                                                                    85
Security Lending                                                            23
--------------------------------------------------------------------------------
  Total Income                                                           3,774
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                              2,719
  Performance Adjustment                                                (1,371)
The Vanguard Group--Note C
  Management and Administrative                                          2,375
  Marketing and Distribution                                               139
Custodian Fees 18
Auditing Fees 12
Shareholders' Reports and Proxies 57
Trustees' Fees and Expenses 1
--------------------------------------------------------------------------------
Total Expenses                                                           3,950
Expenses Paid Indirectly--Note D                                          (994)
--------------------------------------------------------------------------------
Net Expenses                                                             2,956
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      818
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                (197,587)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES                               31,936
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                                    $(164,833)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                          GROWTH EQUITY FUND
                                                       -------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                                       -------------------------
                                                              2002        2001
                                                             (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income (Loss)                               $ 818      $ (841)
  Realized Net Gain (Loss)                                (197,587)   (520,888)
  Change in Unrealized Appreciation (Depreciation)          31,936    (182,798)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net
   Assets Resulting from Operations                       (164,833)   (704,527)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                         --          --
  Realized Capital Gain                                         --          --
   Total Distributions                                          --          --

CAPITAL SHARE TRANSACTIONS(1)
  Issued                                                   262,019     839,976
  Issued in Lieu of Cash Distributions                          --          --
  Redeemed                                                (222,573)   (428,136)
--------------------------------------------------------------------------------
   Net Increase (Decrease) from
   Capital Share Transactions                               39,446     411,840
--------------------------------------------------------------------------------
  Total Increase (Decrease)                               (125,387)   (292,687)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                      625,498     918,185
--------------------------------------------------------------------------------
  End of Period                                           $500,111    $625,498
--------------------------------------------------------------------------------
1Shares Issued (Redeemed)
  Issued                                                    29,253      62,660
  Issued in Lieu of Cash Distributions                        --           --
  Redeemed                                                (26,262)    (35,795)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding             2,991      26,865
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per- share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



Growth Equity Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended September 30,
                                                                       ---------------------------------------------
For a Share Outstanding Throughout Each Period                          2002       2001    2000*     1999      1998
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $8.23     $18.68   $15.88   $12.87    $16.64
--------------------------------------------------------------------------------------------------------------------
Investment Operations
  Net Investment Income (Loss)                                           .01       (.01)    (.01)    (.05)     (.05)
  Net Realized and Unrealized Gain (Loss) on Investments               (1.91)    (10.44)    7.33     4.66      1.10
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    (1.90)    (10.45)    7.32     4.61      1.05
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                    --         --       --       --        --
  Distributions from Realized Capital Gains                               --         --    (4.52)   (1.60)    (4.82)
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                    --         --    (4.52)   (1.60)    (4.82)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $6.33    $ 8.23   $18.68   $15.88    $12.87
====================================================================================================================
TOTAL RETURN                                                            -23.09%  -55.94%   51.07%   38.15%    10.71%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                  $500       $625     $918     $143       $98
  Ratio of Total Expenses to Average Net Assets                         0.58%      0.77%    0.74%    0.96%   1.04%**
  Ratio of Net Expenses to Average Net Assets--Note D                   0.43%      0.59%    0.72%    0.92%     1.00%
  Ratio of Net Investment Income (Loss) to Average Net Assets           0.12%    (0.10%)   (0.19%)  (0.42%)  (0.42%)
  Portfolio Turnover Rate                                                273%       357%     303%     328%     250%
====================================================================================================================
*    Turner Growth  Equity Fund  reorganized  into  Vanguard  Growth Equity Fund effective June 12, 2000.
**   Expense ratio before  waivers and  reimbursements  of expenses was 1.12% in
     1998.

NOTES TO FINANCIAL STATEMENTS

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index. For the year ended September 30, 2002, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before a decrease of $1,371,000 (0.20%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2002, the fund had contributed capital of $105,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.10% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended September 30, 2002, these arrangements reduced the fund's expenses by $994,000 (an annual rate of 0.15% of average net assets).

E. During the year ended September 30, 2002, the fund purchased $1,852,484,000 of investment securities and sold $1,807,981,000 of investment securities other than temporary cash investments.
     At September 30, 2002, the fund had available realized losses of $725,429,000 to offset future net capital gains of $39,077,000 through September 30, 2009, $495,055,000 through September 30, 2010, and $191,297,000 through
September 30, 2011.

F. At September 30, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $76,667,000, consisting of unrealized gains of $7,561,000 on securities that had risen in value since their purchase and $84,228,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at September 30, 2002, was $3,983,000, for which the fund held cash collateral of $4,500,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Growth Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth Equity Fund (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended September 30, 1999 were audited by other independent accountants whose report dated November 8, 1999 expressed an unqualified opinion on the financial statements containing those financial highlights.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 4, 2002



--------------------------------------------------------------------------------

Special 2002 Tax Information

(unaudited) for Vanguard Growth Equity Fund

This information for the fiscal period ended September 30, 2002, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it's getting better all the time.

Manage Your Investments With Ease
Log on to Vanguard.com and:
* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
*    Check your overall asset allocation, no matter where your assets are held.
*    Compare your holdings with industry benchmarks.
*    Analyze your personal performance.
* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)
* Set up a Watch List to make it easy to track funds and securities of interest.

Plan Your Investments With Confidence
Go to our Planning & Advice and Research Funds & Stocks sections and:
* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
*    Find out how much you should save for retirement and for college costs.
* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.
* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
*    Attend our quarterly
PlainTalk webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
        (California, Florida, Massachusetts,
        New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
        (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY

Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

=======================================================================================================================
NAME                      POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*              Chairman of the Board,      Chairman of the Board, Chief Executive Officer, and Director/
(1954)                      Chief Executive Officer,      Trustee of The Vanguard Group, Inc., and of each of the
May 1987                    and Trustee                   the investment companies served by The Vanguard Group.
                            (109)
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS            Trustee                       The Partners of '63 (pro bono ventures in education); Senior
(1937)                      (109)                         Adviser to Greenwich Associates (international business
January 2001                                              strategy consulting); Successor Trustee of Yale University;
                                                          Overseer of the Stern School of Business at New York
                                                          University; Trustee of the Whitehead Institute for Biomedical
                                                          Research.
-----------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN      Trustee                       Vice President, Chief Information Officer, and Member of the
(1950)                      (109)                         Executive Committee of Johnson & Johnson (pharmaceuticals/
July 1998                                                 consumer products); Director of the Medical Center
                                                          at Princeton and Women's Research and Education Institute.
-----------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.       Trustee                       Chairman, President, Chief Executive Officer, and Director of
(1941)                      (109)                         NACCO Industries, Inc. (forklift trucks/housewares/lignite);
January 1993                                              Director of Goodrich Corporation (industrial products/
                                                          aircraft systems and services); Director of Standard Products
                                                          Company (a supplier for the automotive industry) until 1998.
-----------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON          Trustee                       Retired Chairman and Chief Executive Officer of Rohm and Haas
(1936)                      (109)                         Co. (chemicals); Director of Cummins Inc. (diesel engines),
(April 1985)                                              The Mead Corp. (paper products), and AmerisourceBergen Corp.
                                                          (pharmaceutical distribution); Trustee of Vanderbilt
                                                          University.
-----------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS*
R. GREGORY BARTON           Secretary                     Managing Director and General Counsel of The Vanguard Group,
(1951)                      (109)                         Inc. (since September 1997); Secretary of The Vanguard Group
(June 2001                                                and of each of the investment companies served by The
                                                          Vanguard Group; Principal of The Vanguard Group (prior to
                                                          September 1997).
-----------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS           Treasurer                     Principal of The Vanguard Group, Inc.; Treasurer of each of
(1957)                      (109)                         the investment companies served by The Vanguard Group.
July 1998
-----------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


================================================================================
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.


Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy,   STAR,  Wellesley,   Wellington,   Windsor,   Consolidated  View,
PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

500 is a trademark of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard(R)Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600

Valley Forge, PA 19482-2600

ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

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1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
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                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q5440 112002

VANGUARD(R) EQUITY INCOME FUND




ANNUAL REPORT
SEPTEMBER 30, 2002




[THE VANGUARD GROUP LOGO]

EARNING YOUR TRUST EVERY DAY
     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan
Chairman and Chief Executive Officer
[PHOTO--JOHN J. BRENNAN]

================================================================================
SUMMARY

* The Investor Shares of Vanguard Equity Income Fund returned -17.9% during the 12 months ended September 30, 2002.
* Our return, obviously disappointing on an absolute basis, also lagged the results of our comparative standards.
* The weakness in stocks persisted during the 12 months amid continuing questions about corporate misdeeds, a drop in profitability at many companies, and concern about tension in the Middle East and the possibility of a war with Iraq.
================================================================================
CONTENTS

   1  Letter from the Chairman
   6  Report from the Advisers
   9  Fund Profile
  10  Glossary of Investment Terms
  11  Performance Summary
  12  Your Fund's After-Tax Returns
  13  Financial Statements
================================================================================

LETTER FROM THE CHAIRMAN
Fellow Shareholder,
During a volatile and difficult 12 months for stocks, the Investor Shares of Vanguard(R) Equity Income Fund returned -17.9%. Our result, obviously disappointing on an absolute basis, was also subpar in relation to the fund's comparative standards.
     As shown in the adjacent table, the return of the fund's Investor Shares lagged the results of the average equity income fund and the Russell 1000 Value Index by 0.9 percentage point and 1.0 percentage point, respectively. Compared with the index, the fund sustained a bigger drop because of poor stock selection in the "other energy" and producer durables sectors. Also, the fund invested less in financial services firms, which held up relatively well.
     The fund continues to emphasize dividend-paying stocks, and its yield as of September 30 was 2.9%, well above the overall market's 1.8% yield. Details of changes in net asset values and per-share distributions for the fund's Investor and Admiral Shares can be found in the table on page 5. If you own Vanguard Equity Income Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

====================================================
2002 TOTAL RETURNS                 FISCAL YEAR ENDED
                                        SEPTEMBER 30
----------------------------------------------------
VANGUARD EQUITY INCOME FUND
  Investor Shares                             -17.9%
  Admiral Shares                              -17.8
Average Equity Income Fund*                   -17.0
Russell 1000 Value Index                      -16.9
Wilshire 5000 Index                           -17.5
----------------------------------------------------
*Derived from data provided by Lipper Inc.
====================================================

STOCK PRICES FELL AMID VALUATION WORRIES, ECONOMIC STRUGGLES, TALK OF WAR
The 12 months ended September 30, 2002, were a bleak period for equity investors. The overall stock market, which was about one-third below its March 2000 peak when the period began, rebounded 12.4% in the fourth calendar quarter of 2001. But investors who hoped that a recovery was at hand were soon disappointed. Stocks were flat in the first quarter of 2002 and fell sharply in the second and third quarters.
     For the full fiscal year, the Wilshire 5000 Total Market Index registered a total return of -17.5%. From the stock market's peak in early 2000 through September 30, the index lost nearly half of its value.
     Price declines were not uniform in the 12-month period, but they were widespread.
--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES
A LOWER-COST SHARE CLASS FOR INVESTORS WHOSE LARGE OR LONG-STANDING ACCOUNTS PROVIDE ECONOMIES OF SCALE.
--------------------------------------------------------------------------------

Growth stocks--generally, shares in companies expected to record rapid increases in earnings--led the market lower, as they have done since the beginning of the bear market. The Russell 3000 Growth Index returned -22.2%. Value stocks did not do much better; the Russell 3000 Value Index returned -15.9%.
     Large-capitalization stocks, as measured by the Russell 1000 Index, returned -19.5%. Small-caps fared slightly better, returning -9.3%, as tracked by the Russell 2000 Index.
     Investors had many reasons to be skittish. Between September 2001 and June 2002, after-tax corporate profits were 10% lower each quarter than they had been in the same periods a year earlier. Depressed earnings have made stocks seem expensive to some investors, despite the many months of price declines. The economic backdrop did little to boost investor confidence. After contracting during the first three quarters of 2001, the U.S. economy emerged from recession. Yet economic activity increased at only a modest pace during the fiscal year, and some economists said a "double-dip" recession was possible. Oil prices rose as talk of war with Iraq heated up during the summer, prompting concern about the potential disruption of oil supplies.
================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2002
                                               ---------------------------------
                                                 ONE         THREE          FIVE
                                                YEAR         YEARS         YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -19.5%        -12.1%         -1.5%
Russell 2000 Index (Small-caps)                -9.3          -4.1          -3.2
Wilshire 5000 Index (Entire market)           -17.5         -11.7          -2.0
MSCI All Country World Index Free
  ex USA (International)                      -13.1         -13.6          -5.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     8.6%          9.5%          7.8%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index             9.5           8.6           6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      2.0           4.2           4.5
================================================================================
CPI
Consumer Price Index                            1.5%          2.5%          2.3%
================================================================================

* HIGH-QUALITY BONDS DELIVERED TERRIFIC RESULTS
The Lehman Brothers Aggregate Bond Index, which tracks the market for taxable investment-grade bonds, returned 8.6% during the period, as plunging interest rates pushed many bond prices higher. U.S. Treasury and government agency bonds delivered better results than corporate bonds because investors preferred issues with high credit quality in light of the economic uncertainty. The 3-month Treasury bill yielded 1.55% at the end of the period, down from 2.37% a year earlier. The 10-year Treasury note yielded 3.59%, down from 4.59%.

AFTER A SOLID FIRST HALF, THE FUND FELL SHARPLY IN THE LAST SIX MONTHS
The -17.9% total return of the Investor Shares of Vanguard Equity Income Fund during the 12 months ended September 30 reflected a -19.7% decline in our share price and a return of 1.8% from income, including stock dividends. This result follows a -0.8% decline in fiscal 2001. We thank our shareholders for sticking with us during this trying period.
     A closer look at the year's result reveals the remarkably poor performance of the stock market over the past six months. The large rally in the fourth calendar quarter of 2001 helped the fund to return an excellent 9.5% for the first half of the fiscal year. But over the final six months of the period, the fund dropped -25.0%.
     As noted, during fiscal 2002, the fund's decline was more severe than the index's because of the poor performance of our selections in the "other energy" sector and the producer durables group, which includes heavy equipment makers, home builders, and defense contractors. The relative showing of our fund also suffered because we underweighted financial services stocks (investing 23% of the fund's assets, on average, in them during the fiscal year); financial services stocks accounted for 32% of the benchmark. Banks, insurers, and money management companies did not do well (-10.4%), but they held up better than the overall market.
     Our investment advisers' approach to the technology sector--they steered clear of it, for the most part--helped our relative performance. The few tech stocks we did hold fell -26.8%, a dismal performance, to be sure, but better than the -35.8% decline of the tech stocks in the Russell 1000 Value Index.
     For more details on the fund's fiscal 2002 performance, read the Report from the Advisers on page 6. (As you know, the fund's assets are divided among three investment advisers, who independently select stocks for the port-folio.) For the latest distribution of the fund's assets among our three investment advisers, see the adjacent table.

================================================================================
FUND ASSETS MANAGED                                           SEPTEMBER 30, 2002
                                                         -----------------------
                                                         $ MILLION    PERCENTAGE
--------------------------------------------------------------------------------
Newell Associates                                             $972           48%
Wellington Management Company, llp                             624           31
John A. Levin & Company, Inc.                                  354           17
Cash Investments*                                               78            4
--------------------------------------------------------------------------------
Total                                                       $2,028          100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks; each adviser also may maintain a modest cash position.
================================================================================
================================================================================
OUR FUND FARED WORSE THAN THE INDEX BENCHMARK, OWING MAINLY TO SOME SUBPAR STOCK SELECTIONS.
================================================================================

OVER THE PAST DECADE, OUR RECORD HAS BEEN STRONG
Looking back over the previous decade, you'll see that the fund's long-term performance is far better than its results for the past two fiscal years. The table on page 4 shows that a hypothetical $10,000 investment made ten years ago would have grown to more than $24,600, nearly $3,800 more than would have accumulated in the average equity income mutual fund.
     Our margin over our average competitor was due to the solid efforts of our investment advisers as well as to another extremely important factor: low costs. In fiscal 2002, the Investor Shares of your fund had an expense ratio (annual operating expenses as a percentage of average net assets) of 0.46%, or $4.60 per $1,000 invested. The fund's Admiral Shares had an expense ratio of 0.39%. This was far below the 1.41%, or $14.10 per $1,000, charged by the average peer. There are few "universal truths" in investing. One of them is that cost matters. The lower you keep your investment costs, the more of the market's returns you will be able to capture.
     We outpaced the overall stock market, measured by the Wilshire 5000 Index, because of our orientation toward value stocks, which outpaced their growth counterparts during the past decade.
================================================================================
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              SEPTEMBER 30, 2002
                                               ---------------------------------
                                                 AVERAGE          FINAL VALUE OF
                                                  ANNUAL               A $10,000
                                                  RETURN      INITIAL INVESTMENT
--------------------------------------------------------------------------------
Equity Income Fund
  Investor Shares                                   9.4%                 $24,620
Average Equity Income Fund                          7.6                   20,830
Russell 1000 Value Index                           10.5                   27,039
Wilshire 5000 Index                                 8.7                   23,000
================================================================================

BUILDING WEALTH INVOLVES TAKING RISK
These days, most investors probably do not need a reminder that investing involves considerable risk. But we think it's important for investors to bear in mind that it is necessary to take risk to build wealth. In fact, taking no investment risk--eschewing asset classes or funds that will fluctuate in value--means opening yourself up to the very real risk that you will fail to meet your long-term investment goals.
     By diversifying your investment program, you can control the amount of risk you take and still make sure that you reap some of the rewards that the financial markets have to offer.

SINCERELY,
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
OCTOBER 10, 2002

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE        SEPTEMBER 30, 2001-SEPTEMBER 30, 2002
                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                         STARTING           ENDING          INCOME       CAPITAL
                      SHARE PRICE      SHARE PRICE       DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Equity Income Fund
  Investor Shares          $22.22           $17.36          $0.480        $0.600
  Admiral Shares            46.57            36.39           1.044         1.258
================================================================================

REPORT FROM THE ADVISERS
Vanguard Equity Income Fund's total return of -17.9% for its Investor Shares during the fiscal year ended September 30, 2002, reflected the steep slide in the broad U.S. stock market during the period. However, even in a bad year for stocks, the fund's result was a bit below par. We trailed the -17.0% average result of the equity income fund category and were a full percentage point behind the Russell 1000 Value Index's -16.9% return.

THE INVESTMENT ENVIRONMENT
After a strong first half--the six months through March 31--the market dropped dramatically. Optimism present early in the year evaporated as investors were battered by a rash of negative economic and corporate news. Reduced expectations concerning corporate profits; allegations of malfeasance by executives, auditors, and securities firms; terrorism concerns; and the potential war with Iraq contributed to reduced expectations for economic growth. It was, all in all, a lethal mix for stock prices.
     Although the fall in prices has improved valuations for stocks, price/earnings ratios for the broad market remain at relatively lofty levels--the S&P 500 Index's P/E ratio as of September 30 was about 31 times earnings for the trailing 12 months, roughly double the long-term average. Any overall rise in stock prices will probably need to be supported by an increase in earnings, rather than by an expansion in the P/E multiple. Of course, actual earnings weren't as high as some companies had been reporting in recent years.
     Going forward, dividend income is likely to be a bigger component of total returns from stocks than in the recent past. Dividend yields on many stocks the fund owns are well above the current average for the market and near the long-term average for stocks. Stocks of financially sound companies paying relatively high dividend yields--the kind that your fund emphasizes--should be more attractive to investors who have learned that, while reported earnings can sometimes be illusory, cash dividends represent real money.

THE FUND'S SHORTFALLS
Telecommunications and energy-related stocks were the market's weakest performers and also hurt Vanguard Equity Income Fund during fiscal 2002. Telecom companies continued to plunge in market value because of overcapacity
================================================================================
INVESTMENT PHILOSOPHY
THE ADVISERS BELIEVE THAT A FUND MADE UP OF UNDERVALUED STOCKS, MOST OF WHICH OFFER HIGH DIVIDEND YIELDS COMPARED TO THEIR PAST LEVELS AND TO THE OVERALL MARKET, CAN PROVIDE A HIGH LEVEL OF CURRENT INCOME, THE POTENTIAL FOR CAPITAL APPRECIATION, AND BELOW-AVERAGE PRICE VOLATILITY FOR A STOCK MUTUAL FUND.
================================================================================
6
and  a  fierce  competitive  environment.   The  former  "Baby  Bell"  operating
companies--the fund's biggest telecom holdings--are likely to be among the survivors in this industry because they connect with the vast majority of households, are building a long-distance presence, and have stronger finances than many competitors. Energy stocks--especially those of exploration and oil-service firms--slumped largely because of investor concerns that current high prices and sluggish economic growth will dampen worldwide demand.
     Health care stocks, another key sector for the market and the fund, were hurt by competitive pressures, expirations of patents for a number of big-selling drugs, and a relative scarcity of new blockbuster therapies on the horizon.
     Compared with the Russell 1000 Value Index, the fund also was hurt by having "only" about 23% of assets in the financial services sector, a relatively strong group that lost "only" about -10% during the year. The index had an average weighting of 32% in financial stocks.

WHERE THE FUND SURPASSED ITS BENCHMARK
In such a tough year, "success" truly is a relative concept--in many sectors, so few stocks rose that the key was to avoid really large losses. A case in point was the technology sector, where the fund was largely absent--having less than 1% of assets at work during the year. Our tech stocks were hurt, declining about -27% on average, but the index, with an average weighting of nearly 6% in tech stocks, fared worse by losing about -36%.
     Utilities--home to the telecom stocks as well as electric, gas, and water utilities--was the second-worst-performing sector for the index, with a -41% return for the year. In this sector, the damage was not quite as bad for your fund (a -35% average return).
     The fund benefited from a heavier position in consumer staples issues than the index (an average of about 9% of fund assets versus 6.5% for the index). The defensive nature of these stocks, which are not as sensitive to economic ups and downs as many other stocks, helped; as a group, they lost less than -1%.

THE FUND'S POSITIONING
Overall, the fund continues to be broadly diversified, with an emphasis on well-established, dividend-paying stocks. As the 2003 fiscal year begins, our most-sizable industry exposures are in financial services (roughly 25% of assets), utilities, mainly telecoms, (15%), health care (12%), and integrated-oil companies (12%). Compared with the Russell 1000 Value Index, our largest underweighting is in financials, where the index stake exceeds 34%. Our largest overweighting versus the index is in health care, where we have boosted our position as stock prices have fallen to attractive levels. We continue to have only a tiny exposure to technology stocks, most of which offer no dividends.

     Although there were virtually no safe havens in the stock market during fiscal 2002, we believe that the substantial dividend yield provided by our stocks provides some downside protection and will be an important element in total return. At the same time, the strength of many of the companies in which we invest should allow for long-term growth.

NEWELL ASSOCIATES
WELLINGTON MANAGEMENT COMPANY, LLP
JOHN A. LEVIN & Company, Inc.                                   October 14, 2002

================================================================================
PORTFOLIO CHANGES                           FISCAL YEAR ENDED SEPTEMBER 30, 2002
                              COMMENTS
--------------------------------------------------------------------------------
ADDITIONS
BRISTOL-MYERS SQUIBB
We bought more shares after the price dropped owing to a large backlog of inventory and investigations into the company's accounting. Concerns about the company's long-term earnings are probably overdone.
--------------------------------------------------------------------------------
SBC COMMUNICATIONS
Although overcapacity and heavy capital-spending requirements continue to burden the industry, demand for telephone service isn't going away, and the Baby Bells are likely to survive.
--------------------------------------------------------------------------------
MERCK
Earnings prospects for Merck will brighten as new drugs are introduced.
--------------------------------------------------------------------------------
PNC FINANCIAL SERVICES
The stock was undervalued relative to other financial services companies with a similar fee-income structure.
--------------------------------------------------------------------------------
MASCO*
Unwarranted weakness in its stock created an opportunity to buy this well-managed company.
================================================================================
REDUCTIONS
FIRST DATA**
The stock surpassed its price target after a nice rise.
--------------------------------------------------------------------------------
PROCTER & Gamble
It achieved its target price.
--------------------------------------------------------------------------------
CONSTELLATION ENERGY**
Sold after the price had risen and the power-utility sector became too volatile.
--------------------------------------------------------------------------------
BAXTER INTERNATIONAL
This health care company's stock had risen substantially.
--------------------------------------------------------------------------------
ACE
Sold shares after the stock appreciated more than 40% from its September 2001 lows. We were concerned about the company's exposure to asbestos liabilities.
--------------------------------------------------------------------------------
*New holding in portfolio.
**Eliminated from portfolio.

                                                      SEE PAGE 13 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.
8

FUND PROFILE                                            AS OF SEPTEMBER 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.
================================================================================
EQUITY INCOME FUND
--------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                COMPARATIVE        BROAD
                         FUND        INDEX*      INDEX**
--------------------------------------------------------
Number of Stocks          165           752       5,732
Median Market Cap       $31.3B        $19.2B      $24.8B
Price/Earnings Ratio     19.7x         18.4x       22.0x
Price/Book Ratio          2.2x          1.8x        2.4x
Yield                     2.8%          1.8%
  Investor Shares         2.9%
  Admiral Shares          2.9%
Return on Equity         21.6%         18.9%       21.3%
Earnings Growth Rate      3.6%          5.1%        9.3%
Foreign Holdings          5.6%          0.0%        0.3%
Turnover Rate              21%           --          --
Expense Ratio                            --          --
  Investor Shares        0.46%
  Admiral Shares         0.39%
Cash Investments          2.5%           --          --
--------------------------------------------------------
--------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

ExxonMobil Corp.                 3.7%
  (oil)
ChevronTexaco Corp.              2.8
  (oil)
Bank of America Corp.            2.6
  (banking)
Verizon Communications           2.2
  (telecommunications)
Merck & Co., Inc.                2.0
  (pharmaceuticals)
SBC Communications Inc.          2.0
  (telecommunications)
Bristol-Myers Squibb Co.         1.9
  (pharmaceuticals)
Kimberly-Clark Corp.             1.9
  (consumer products)
BP PLC ADR                       1.7
  (oil)
Dow Chemical Co.                 1.7
  (chemicals)
--------------------------------------------------------
Top Ten                         22.5%
--------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------
VOLATILITY MEASURES
                       COMPARATIVE                 BROAD
               FUND         INDEX*      FUND     INDEX**
--------------------------------------------------------
R-Squared      0.94           1.00      0.32        1.00
Beta           0.90           1.00      0.45        1.00
--------------------------------------------------------
--------------------------------------------------------
INVESTMENT FOCUS
MARKET CAP - LARGE
STYLE - VALUE
--------------------------------------------------------
--------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                COMPARATIVE        BROAD
                          FUND       INDEX*      INDEX**
--------------------------------------------------------
Auto & Transportation     2.6%         3.6%         2.9%
Consumer Discretionary    8.1         10.8         15.5
Consumer Staples          9.0          5.9          8.0
Financial Services       25.1         34.5         22.8
Health Care              11.9          3.7         14.5
Integrated Oils          11.7          9.3          3.8
Other Energy              2.1          1.7          2.1
Materials & Processing    7.3          5.9          3.8
Producer Durables         3.2          4.4          3.9
Technology                0.8          4.8         11.4
Utilities                14.7         13.7          6.4
Other                     3.5          1.7          4.9
--------------------------------------------------------
*Russell 1000 Value Index.
**Wilshire 5000 Index.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's comparative index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2002
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

EQUITY INCOME FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE SEPTEMBER 30, 1992-SEPTEMBER 30, 2002
INITIAL INVESTMENT OF $10,000

---------------------------------------------------------------------------------------------------------------------
            Equity Income Fund Inv    Average Equity Income Fund     Russell 1000 Value Index     Wilshire 5000 Index
199209             10000                        10000                          10000                   10000
199212             10221                        10436                          10584                   10728
199303             10989                        11133                          11607                   11185
199306             11270                        11258                          11947                   11269
199309             11917                        11768                          12536                   11725
199312             11718                        11909                          12502                   11939
199403             10949                        11468                          12065                   11493
199406             11164                        11597                          12140                   11404
199409             11656                        12079                          12450                   12023
199412             11531                        11739                          12253                   11931
199503             12635                        12619                          13418                   13008
199506             13401                        13528                          14620                   14223
MULTI-ADVISER APPROACH ADOPTED
199509             14544                        14521                          15898                   15523
199512             15837                        15332                          16953                   16280
199603             16310                        15965                          17912                   17194
199606             16875                        16511                          18221                   17952
199609             17194                        17008                          18751                   18460
199612             18591                        18236                          20621                   19733
199703             19134                        18457                          21150                   19861
199706             21474                        20885                          24267                   23215
199709             23069                        22722                          26684                   25480
199712             24385                        23168                          27876                   25908
199803             27043                        25450                          31126                   29343
199806             26704                        25231                          31265                   29915
199809             25269                        22778                          27643                   26316
199812             28613                        25666                          32233                   31978
199903             28266                        25437                          32695                   33185
199906             31042                        27885                          36382                   35775
199909             28443                        25578                          32817                   33409
199912             28559                        26523                          34601                   39512
200003             28119                        26211                          34767                   41020
200006             28153                        26017                          33137                   39181
200009             30228                        27668                          35743                   39245
200012             32435                        28319                          37028                   35191
200103             30823                        26562                          34860                   30849
200106             31957                        27866                          36562                   33154
200109             29983                        25108                          32557                   27883
200112             31675                        26719                          34958                   31333
200203             32819                        27422                          36389                   31634
200206             30003                        24988                          33289                   27645
200209             24620                        20830                          27039                   23000
---------------------------------------------------------------------------------------------------------------------

================================================================================
                                AVERAGE ANNUAL TOTAL RETURNS PERIODS
                                       ENDED SEPTEMBER 30, 2002
                                ------------------------------------ FINAL VALUE
                                         ONE     FIVE       TEN     OF A $10,000
                                        YEAR    YEARS     YEARS       INVESTMENT
--------------------------------------------------------------------------------
Equity Income Fund Investor Shares   -17.89%     1.31%    9.43%          $24,620
Average Equity Income Fund*          -17.04     -1.72     7.61            20,830
Russell 1000 Value Index             -16.95      0.26    10.46            27,039
Wilshire 5000 Index                  -17.51     -2.03     8.69            23,000
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                            ONE          SINCE     OF A $250,000
                                           YEAR    INCEPTION**        INVESTMENT
--------------------------------------------------------------------------------
Equity Income Fund Admiral Shares       -17.80%        -20.62%          $192,525
Russell 1000 Value Index                -16.95         -17.85            200,146
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1992-SEPTEMBER 30, 2002

FISCAL YEAR     TOTAL RETURN    RUSSELL 1000 VALUE INDEX
1993                    19.2                        25.4
1994                    -2.2                        -0.7
1995                    24.8                        27.7
1996                    18.2                        17.9
1997                    34.2                        42.3
1998                     9.5                         3.6
1999                    12.6                        18.7
2000                     6.3                         8.9
2001                    -0.8                        -8.9
2002                   -17.9                       -16.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**August 13, 2001.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

---------------------------------------------------------------------------------------------------
Average Annual Total Returns                                     Periods Ended September 30, 2002
                                                              One Year     Five Years     Ten Years
                                                              -------------------------------------
EQUITY INCOME FUND INVESTOR SHARES
Returns Before Taxes                                           -17.89%          1.31%         9.43%
Returns After Taxes on Distributions                           -18.85          -0.52          7.34
Returns After Taxes on Distributions and Sale of Fund Shares   -10.13           0.64          7.06
---------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                    AS OF SEPTEMBER 30, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains
usually   approximate   the  sums  the  fund  had  available  to  distribute  to
shareholders as income  dividends or capital gains as of the statement date, but
may  differ  because  certain   investments  or  transactions   may  be  treated
differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
EQUITY INCOME FUND                       SHARES           (000)
---------------------------------------------------------------
COMMON STOCKS (93.2%)(1)
---------------------------------------------------------------
AUTO & Transportation (2.4%)
  CSX Corp.                             503,200          13,274
  Ford Motor Co.                        961,639           9,424
  Union Pacific Corp.                   111,600           6,458
  Genuine Parts Co.                     201,846           6,185
  Norfolk Southern Corp.                264,258           5,335
  General Motors Corp.                  117,700           4,579
  The Goodyear Tire & Rubber Co.        429,200           3,816
  Visteon Corp.                          34,030             322
                                                     ----------
                                                         49,393
                                                     ----------
CONSUMER DISCRETIONARY (7.5%)
  Kimberly-Clark Corp.                  670,875          37,998
  The Stanley Works                     424,400          13,865
  May Department Stores Co.             589,904          13,432
  Gillette Co.                          389,900          11,541
* Accenture Ltd.                        578,500           8,261
  Tribune Co.                           167,500           7,003
  McDonald's Corp.                      385,700           6,811
  The McGraw-Hill Cos., Inc.            111,200           6,808
  Avon Products, Inc.                   137,000           6,316
  J.C. Penney Co., Inc.
    (Holding Company)                   326,580           5,199
  Newell Rubbermaid, Inc.               147,300           4,547
  The Walt Disney Co.                   299,400           4,533
* KPMG Consulting Inc.                  692,200           4,472
  Sears, Roebuck & Co.                  111,429           4,346
  Gannett Co., Inc.                      53,800           3,883
  Home Depot, Inc.                      148,600           3,878
--------------------------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
                                         SHARES           (000)
---------------------------------------------------------------
  Whirlpool Corp.                        84,400           3,871
  Eastman Kodak Co.                     129,224           3,520
  International Flavors &
    Fragrances, Inc.                     68,300           2,175
                                                     ----------
                                                        152,459
                                                     ----------
CONSUMER STAPLES (8.4%)
  Philip Morris Cos., Inc.              774,550          30,053
  Procter & Gamble Co.                  256,600          22,935
  Anheuser-Busch Cos., Inc.             359,000          18,165
  H.J. Heinz Co.                        533,140          17,791
  PepsiCo, Inc.                         439,740          16,248
  Sara Lee Corp.                        860,500          15,739
  The Coca-Cola Co.                     207,600           9,957
  General Mills, Inc.                   160,600           7,134
  Kellogg Co.                           209,100           6,953
  Albertson's, Inc.                     209,800           5,069
  ConAgra Foods, Inc.                   193,600           4,811
  The Clorox Co.                        116,900           4,697
  Hershey Foods Corp.                    66,800           4,145
  Campbell Soup Co.                     169,100           3,734
  UST, Inc.                             112,900           3,185
                                                     ----------
                                                        170,616
                                                     ----------
FINANCIAL SERVICES (23.4%)
  Bank of America Corp.                 827,623          52,802
  Washington Mutual, Inc.               926,765          29,165
  Wachovia Corp.                        857,800          28,041
  Wells Fargo & Co.                     570,665          27,483
  PNC Financial Services Group          593,294          25,019
  XL Capital Ltd. Class A               271,300          19,941

===============================================================
                                                         MARKET
                                                         VALUE*
EQUITY INCOME FUND                       SHARES           (000)
---------------------------------------------------------------
  U.S. Bancorp                        1,056,956          19,638
  Marsh & McLennan Cos., Inc.           471,400          19,629
  Bank One Corp.                        483,222          18,073
  St. Paul Cos., Inc.                   611,333          17,557
  Aon Corp.                             775,700          15,894
  The Chubb Corp.                       259,701          14,239
  National City Corp.                   477,300          13,617
  Citigroup, Inc.                       440,766          13,069
  KeyCorp                               489,370          12,220
  Fannie Mae                            201,600          12,003
  UnumProvident Corp.                   570,100          11,602
  J.P. Morgan Chase & Co.               606,645          11,520
  Ace, Ltd.                             362,000          10,719
  The Hartford Financial
    Services Group Inc.                 255,600          10,480
  Comerica, Inc.                        194,400           9,374
  American International
    Group, Inc.                         159,021           8,698
  Morgan Stanley                        255,000           8,639
  FleetBoston Financial Corp.           412,499           8,386
  CIGNA Corp.                           113,700           8,044
  Lincoln National Corp.                253,300           7,738
  The Bank of New York Co., Inc.        257,200           7,392
  Archstone-Smith Trust REIT            263,800           6,299
  Mellon Financial Corp.                216,400           5,611
  SAFECO Corp.                          169,500           5,387
  Merrill Lynch & Co., Inc.             162,132           5,342
* CIT Group Inc.                        287,700           5,173
* Prudential Financial, Inc.            161,000           4,598
* Travelers Property Casualty
    Corp. Class A                        35,722             472
* Corrections Corp. of America REIT      17,987             253
                                                     ----------
                                                        474,117
                                                     ----------
HEALTH CARE (11.1%)
  Merck & Co., Inc.                     903,300          41,290
  Bristol-Myers Squibb Co.            1,605,400          38,209
  Pharmacia Corp.                       766,700          29,809
  Abbott Laboratories                   675,400          27,286
  GlaxoSmithKline PLC ADR               502,304          19,303
  Johnson & Johnson                     314,800          17,024
  Eli Lilly & Co.                       273,900          15,158
  Schering-Plough Corp.                 667,300          14,227
  Wyeth                                 437,400          13,909
  Baxter International, Inc.            129,018           3,942
  Pfizer, Inc.                          125,000           3,628
  Aetna Inc.                             40,000           1,432
                                                     ----------
                                                        225,217
                                                     ----------
INTEGRATED OILS (10.9%)
  ExxonMobil Corp.                    2,341,164          74,683
  ChevronTexaco Corp.                   816,660          56,554
  BP PLC ADR                            866,786          34,585
  ConocoPhillips                        318,322          14,719
---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
                                         SHARES           (000)
---------------------------------------------------------------
  Royal Dutch Petroleum Co. ADR         359,900          14,457
  Shell Transport &
    Trading Co. ADR                     404,300          14,442
  Unocal Corp.                          254,300           7,982
  Marathon Oil Corp.                    165,300           3,749
                                                     ----------
                                                        221,171
                                                     ----------
OTHER ENERGY (2.0%)
  Burlington Resources, Inc.            328,000          12,582
  IHC Caland NV                         200,000           9,092
  El Paso Corp.                         736,350           6,090
  Schlumberger Ltd.                     122,000           4,692
  Baker Hughes, Inc.                    137,800           4,000
* Reliant Resources, Inc.               996,900           1,745
  Williams Cos., Inc.                   749,400           1,694
                                                     ----------
                                                         39,895
                                                     ----------
MATERIALS & Processing (6.8%)
  Dow Chemical Co.                    1,232,937          33,672
  E.I. du Pont de Nemours & Co.         714,127          25,759
  Weyerhaeuser Co.                      487,700          21,347
  International Paper Co.               317,252          10,593
  Masco Corp.                           480,100           9,386
  Eastman Chemical Co.                  226,700           8,653
  Ashland, Inc.                         298,800           8,005
  PPG Industries, Inc.                  131,200           5,865
  Alcoa Inc.                            303,300           5,854
  Archer-Daniels-Midland Co.            322,000           4,028
  Monsanto Co.                          130,791           2,000
  United States Steel Corp.             135,000           1,567
* Crown Cork & Seal Co., Inc.           125,000             656
                                                     ----------
                                                        137,385
                                                     ----------
PRODUCER DURABLES (3.0%)
  Caterpillar, Inc.                     451,164          16,792
  Emerson Electric Co.                  317,459          13,949
  Deere & Co.                           289,246          13,146
  Koninklijke (Royal) Philips
    Electronics NV                      432,800           6,289
  Pitney Bowes, Inc.                    155,700           4,747
  The Boeing Co.                        111,200           3,795
* Xerox Corp.                           279,200           1,382
  Lockheed Martin Corp.                   3,100             200
                                                     ----------
                                                         60,300
                                                     ----------
TECHNOLOGY (0.8%)
  International Business
    Machines Corp.                      130,100           7,597
Hewlett-Packard Co.                     577,600           6,741
Rockwell Automation, Inc.                89,000           1,448
                                                     ----------
                                                         15,786
                                                     ----------
UTILITIES (13.7%)
  Verizon Communications              1,609,057          44,153
  SBC Communications Inc.             2,002,173          40,244
  BellSouth Corp.                     1,428,404          26,226
  Questar Corp.                         671,900          15,346
---------------------------------------------------------------
14

                                                         MARKET
                                                         VALUE*
                                         SHARES           (000)
---------------------------------------------------------------
  Exelon Corp.                          320,000          15,200
  NICOR Inc.                            499,500          14,086
  FPL Group, Inc.                       259,535          13,963
  AT&T Corp.                            993,852          11,936
  Southern Co.                          364,210          10,482
  National Fuel Gas Co.                 470,600           9,351
  DTE Energy Co.                        225,600           9,182
  Allegheny Energy, Inc.                670,300           8,781
  Progress Energy, Inc.                 209,700           8,570
  Dominion Resources, Inc.              154,481           7,837
  Duke Energy Corp.                     293,604           5,740
  TXU Corp.                             132,796           5,539
  KeySpan Corp.                         146,700           4,914
  Consolidated Edison Inc.              120,400           4,842
  ScottishPower PLC ADR                 182,845           3,977
  Westar Energy, Inc.                   322,800           3,247
  Sprint Corp.                          355,400           3,241
  Pinnacle West Capital Corp.           113,700           3,156
  American Electric Power Co., Inc.     100,660           2,870
  SCANA Corp.                            92,800           2,415
* Edison International                  135,840           1,358
* Sprint PCS                            579,900           1,137
* Mirant Corp.                           45,936             101
                                                     ----------
                                                        277,894
                                                     ----------
OTHER (3.2%)
  3M Co.                                235,707          25,921
  General Electric Co.                  801,300          19,752
  Honeywell International Inc.          307,762           6,666
  Tyco International Ltd.               468,900           6,611
  Fortune Brands, Inc.                  126,731           5,993
  Textron, Inc.                          54,100           1,845
                                                     ----------
                                                         66,788
                                                     ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,824,693)                                   1,891,021
--------------------------------------------------------------------------------
                                           FACE
                                         AMOUNT
                                          (000)
---------------------------------------------------------------
CONVERTIBLE BONDS (0.4%)
---------------------------------------------------------------
Hewlett Packard Co. Cvt.
(2) 0.00%, 10/14/2017                    $6,750           2,582
Incyte Genomics, Inc. Cvt.
5.50%, 2/1/2007                           1,500           1,003
Regeneron Pharmaceutical, Inc. Cvt.
5.50%, 10/17/2008                         5,000           3,594
---------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
  (Cost $10,025)                                          7,179
---------------------------------------------------------------

                                                         MARKET
                                                         VALUE*
                                         SHARES           (000)
---------------------------------------------------------------
TEMPORARY INVESTMENTS (6.9%)(1)
---------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts--
  Total Stock Market                    639,000        $ 49,043

                                    FACE AMOUNT
                                          (000)
                                   ------------
Federal National Mortgage Assn.
(3) 1.96%, 10/30/2002                   $ 3,000           2,996
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.95%, 10/1/2002                       81,489          81,489
  1.95%, 10/1/2002--Note G                7,130           7,130
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $154,653)                                       140,658
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
  (Cost $1,989,371)                                   2,038,858
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                    18,384
Liabilities--Note G                                    (28,959)
                                                     ----------
                                                       (10,575)
                                                     ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                    $2,028,283
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 97.1% and 3.0%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, the value of these securities represented 0.1% of net assets.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

================================================================================
                                                         AMOUNT
EQUITY INCOME FUND                                        (000)
---------------------------------------------------------------
AT SEPTEMBER 30, 2002, NET ASSETS CONSISTED OF:
---------------------------------------------------------------
Paid-in Capital                                     $1,981,362
Undistributed Net Investment Income                        176
Accumulated Net Realized Gains--Note E                     228
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                 49,487
  Futures Contracts                                     (2,970)
---------------------------------------------------------------
NET ASSETS                                          $2,028,283
================================================================================

Investor Shares--Net Assets
Applicable to 102,264,311 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                         $1,775,727
---------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                       $17.36
================================================================================

Admiral Shares--Net Assets
Applicable to 6,939,660 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                           $252,556
---------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                        $36.39
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                              EQUITY INCOME FUND
                                                   YEAR ENDED SEPTEMBER 30, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends*                                                           $ 61,804
  Interest                                                                2,648
  Security Lending                                                           52
--------------------------------------------------------------------------------
Total Income                                                             64,504
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                             3,873
    Performance Adjustment                                                  749
  The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                       5,422
    Admiral Shares                                                          470
  Marketing and Distribution
    Investor Shares                                                         294
    Admiral Shares                                                           22
  Custodian Fees                                                             39
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies
    Investor Shares                                                          97
    Admiral Shares                                                            1
  Trustees' Fees and Expenses                                                 3
--------------------------------------------------------------------------------
    Total Expenses                                                       10,982
    Expenses Paid Indirectly--Note D                                       (501)
--------------------------------------------------------------------------------
Net Expenses                                                             10,481
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    54,023
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                             4,176
  Futures Contracts                                                      (5,947)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (1,771)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                (503,925)
  Futures Contracts                                                        (648)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       (504,573)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(452,321)
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $918,000 and $(4,926,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.
================================================================================
                                                              EQUITY INCOME FUND
                                                      --------------------------
                                                        YEAR ENDED SEPTEMBER 30,
                                                      --------------------------
                                                              2002          2001
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 54,023      $ 57,434
  Realized Net Gain (Loss)                                 (1,771)       76,286
  Change in Unrealized Appreciation (Depreciation)       (504,573)     (162,233)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
  Resulting from Operations                              (452,321)      (28,513)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                       (48,065)      (56,674)
    Admiral Shares                                         (6,100)         (744)
  Realized Capital Gain*
    Investor Shares                                       (58,033)     (113,538)
    Admiral Shares                                         (5,987)           --
--------------------------------------------------------------------------------
Total Distributions                                      (118,185)     (170,956)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                          94,108       (47,150)
  Admiral Shares                                          161,021       170,206
--------------------------------------------------------------------------------
Net Increase (Decrease) from Capital
  Share Transactions                                      255,129       123,056
--------------------------------------------------------------------------------
Total Increase (Decrease)                                (315,377)      (76,413)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   2,343,660     2,420,073
--------------------------------------------------------------------------------
  End of Period                                        $2,028,283    $2,343,660
================================================================================
*Includes short-term gain distributions totaling $0 and $996,000, respectively, that are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

=====================================================================================================
EQUITY INCOME FUND INVESTOR SHARES
-----------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                                             ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002      2001     2000     1999     1998
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $22.22    $24.06   $24.14   $22.80   $22.28
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .48      .539      .62      .64      .64
  Net Realized and Unrealized Gain (Loss)
    on Investments                                        (4.26)    (.699)     .81     2.20     1.44
-----------------------------------------------------------------------------------------------------
    Total from Investment Operations                      (3.78)    (.160)    1.43     2.84     2.08
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.48)    (.540)    (.64)    (.67)    (.67)
  Distributions from Realized Capital Gains                (.60)   (1.140)    (.87)    (.83)    (.89)
-----------------------------------------------------------------------------------------------------
  Total Distributions                                     (1.08)   (1.680)   (1.51)   (1.50)   (1.56)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $17.36    $22.22   $24.06   $24.14   $22.80
=====================================================================================================
TOTAL RETURN                                             -17.89%    -0.81%    6.28%   12.56%    9.54%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                   $1,776    $2,182   $2,420   $3,009   $2,378
  Ratio of Total Expenses to Average Net Assets            0.46%     0.47%    0.43%    0.41%    0.39%
  Ratio of Net Investment Income to Average Net Assets     2.21%     2.26%    2.59%    2.59%    2.80%
  Portfolio Turnover Rate                                    21%       31%      36%      18%      23%
=====================================================================================================

================================================================================
EQUITY INCOME FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      YEAR ENDED     AUG. 13* TO
                                                       SEPT. 30,       SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $46.57          $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income 1.040 .128
  Net Realized and Unrealized Gain (Loss) on Investments (8.918)         (3.301)
--------------------------------------------------------------------------------
  Total from Investment Operations                       (7.878)         (3.173)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (1.044)          (.257)
  Distributions from Realized Capital Gains              (1.258)             --
--------------------------------------------------------------------------------
  Total Distributions                                    (2.302)          (.257)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $36.39          $46.57
================================================================================
TOTAL RETURN                                             -17.80%          -6.31%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $253            $162
  Ratio of Total Expenses to Average Net Assets            0.39%         0.39%**
  Ratio of Net Investment Income to Average Net Assets     2.29%         2.11%**
  Portfolio Turnover Rate                                    21%             31%
================================================================================
*Inception.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on August 13, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agree-ments secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Newell Associates, John A. Levin & Co., Inc., and Wellington Management Company, llp, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee for John A. Levin & Co., Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee for Wellington Management Company, llp, is subject to quarterly adjustments based on performance relative to the Lipper Equity Income average.

     The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

     For the year ended September 30, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund's average net assets before an increase of $749,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2002, the fund had contributed capital of $436,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.44% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commis-sions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended September 30, 2002, these arrangements reduced the fund's expenses by $501,000 (an annual rate of 0.02% of average net assets).

E. During the year ended September 30, 2002, the fund purchased $718,045,000 of investment securities and sold $478,978,000 of investment securities other than temporary cash investments.
     At September 30, 2002, the fund had available realized losses of $2,475,000 to offset future net capital gains of $1,047,000 through September 30, 2010, and $ 1,428,000 through September 30, 2011.

F. At September 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $49,487,000, consisting of unrealized gains of $352,920,000 on securities that had risen in value since their purchase and $303,433,000 in unrealized losses on securities that had fallen in value since their purchase.
     At September 30, 2002, the aggregate settlement value of open futures contracts expiring in December 2002 and the related unrealized depreciation were:

================================================================================
                                                              (000)
                                               ---------------------------------
                                                AGGREGATE             UNREALIZED
                             NUMBER OF         SETTLEMENT           APPRECIATION
FUTURES CONTRACTS       LONG CONTRACTS              VALUE         (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                      125            $25,469               $(2,722)
S&P MidCap 400 Index                20              4,078                  (248)
================================================================================
Unrealized depreciation on open futures contracts is required to be treated as realized loss for federal income tax purposes.

G. The market value of securities on loan to broker/dealers at September 30, 2002, was $1,673,000, for which the fund held cash collateral of $7,130,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

================================================================================
                                              YEAR ENDED SEPTEMBER 30,
                                     -------------------------------------------
                                              2002                     2001
                                       ------------------      -----------------
                                        AMOUNT    SHARES       AMOUNT     SHARES
                                         (000)     (000)        (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                            $ 436,877    19,912    $ 437,097     18,343
  Issued in Lieu of Cash Distributions 95,491     4,454      152,961      6,646
  Redeemed                           (438,260)  (20,301)    (637,208)   (27,383)
                                   ---------------------------------------------
    Net Increase (Decrease)--
      Investor Shares                  94,108     4,065      (47,150)    (2,394)
                                   ---------------------------------------------
Admiral Shares
  Issued                              184,238     4,017      170,841      3,492
  Issued in Lieu of Cash Distributions 10,312       231          620         14
  Redeemed                            (33,529)     (787)      (1,255)       (28)
                                   ---------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares                  161,021     3,461      170,206      3,478
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD EQUITY INCOME FUND:
In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Equity Income Fund (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP PHILADELPHIA, PENNSYLVANIA
NOVEMBER 4, 2002

================================================================================
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD EQUITY INCOME FUND

This information for the fiscal year ended September 30, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $64,020,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
================================================================================

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

=======================================================================================================================
NAME                      POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE/OFFICER)      PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*              Chairman of the Board,      Chairman of the Board, Chief Executive Officer, and Director/
(1954)                      Chief Executive Officer,      Trustee of The Vanguard Group, Inc., and of each of the
May 1987                    and Trustee                   the investment companies served by The Vanguard Group.
                            (109)
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS            Trustee                       The Partners of '63 (pro bono ventures in education); Senior
(1937)                      (109)                         Adviser to Greenwich Associates (international business
January 2001                                              strategy consulting); Successor Trustee of Yale University;
                                                          Overseer of the Stern School of Business at New York
                                                          University; Trustee of the Whitehead Institute for Biomedical
                                                          Research.
-----------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN      Trustee                       Vice President, Chief Information Officer, and Member of the
(1950)                      (109)                         Executive Committee of Johnson & Johnson (pharmaceuticals/
July 1998                                                 consumer products); Director of the Medical Center
                                                          at Princeton and Women's Research and Education Institute.
-----------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.       Trustee                       Chairman, President, Chief Executive Officer, and Director of
(1941)                      (109)                         NACCO Industries, Inc. (forklift trucks/housewares/lignite);
January 1993                                              Director of Goodrich Corporation (industrial products/
                                                          aircraft systems and services); Director of Standard Products
                                                          Company (a supplier for the automotive industry) until 1998.
-----------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON          Trustee                       Retired Chairman and Chief Executive Officer of Rohm and Haas
(1936)                      (109)                         Co. (chemicals); Director of Cummins Inc. (diesel engines),
(April 1985)                                              The Mead Corp. (paper products), and AmerisourceBergen Corp.
                                                          (pharmaceutical distribution); Trustee of Vanderbilt
                                                          University.
-----------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS*
R. GREGORY BARTON           Secretary                     Managing Director and General Counsel of The Vanguard Group,
(1951)                      (109)                         Inc. (since September 1997); Secretary of The Vanguard Group
(June 2001                                                and of each of the investment companies served by The
                                                          Vanguard Group; Principal of The Vanguard Group (prior to
                                                          September 1997).
-----------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS           Treasurer                     Principal of The Vanguard Group, Inc.; Treasurer of each of
(1957)                      (109)                         the investment companies served by The Vanguard Group.
July 1998
-----------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

================================================================================
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.
All other  marks  are the  exclusive property of their respective owners.

[SHIP]
[VANGUARD SHIP LOGO]

The Vanguard Group(R)
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

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1-800-662-2739

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1-800-523-1036

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1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q650 112002